UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2001
_______________

Imagis Technologies Inc.

British Columbia, Canada	000-30090	None

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300-1075 West Georgia Street Vancouver, British Columbia, Canada V6E 3C9

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (604) 684-2449

Item 5         Other Events

The following documents attached as Exhibit 99.1 and mailed to shareholders on May 17, 2001 are hereby incorporated by reference:

Notice of Annual General Meeting, Information Circular, Proxy and Return Card
Item 7         Financial Statements and Exhibits

(c)     Exhibits:

 99.1       Notice of Annual General Meeting, Information Circular, Proxy and Return Card

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imagis Technologies Inc.

Date: May 24, 2001	By: /s/ Sandra Buschau

Sandra Buschau
Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Notice of Annual General Meeting, Information Circular, Proxy and Return Card